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                                                                   EXHIBIT 10.82

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                              DATED 12th June 1996

                               SUPPLEMENTAL LEASE
                           AND LICENCE FOR ALTERATIONS

                                       to

                        Units 1 and 2 Birch Kembrey Park
                               Swindon Wiltshire

                           [Leases dated 4th May 1995]

              Sun Alliance and London Assurance Company Limited (1)

                             Tinsley Robor plc (2)




                                    TOWNSENDS
===================================Solicitors==================================

                42 Cricklade Street, Swindon, Wiltshire SN1 3HD
                 Telephone (01793) 410800 o Fax (01793) 616294
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THIS DEED is made the 12th day of June 1996
BETWEEN
SUN ALLIANCE AND LONDON ASSURANCE COMPANY LIMITED whose registered office is at 1 Bartholomew Lane, London, EC2N 2AB ("the Landlord") (1) and TINSLEY ROBOR plc whose registered office is at Drayton House, Drayton, Chichester, West Sussex, P020 6EW ("the Tenant") (2)

THIS DEED WITNESSES that:


1.  INTERPRETATION

In this deed

1.1 The following expressions have the following meanings unless the context requires them to be interpreted differently:

      "the Additional Property"  means the land adjoining Unit 2 and shown for identification only edged red on the Plan

      "the Additional Rents"     means all sums (other than the Rent) which may
                                 from time to time be due from the Tenant to the Landlord under this deed

      "the Alterations"          means the works briefly described in the Second
                                 Schedule and described in more detail in the Approved Specifications

      "the Approved              means the documents and drawings listed in the
      Specifications"            Third Schedule and attached to this deed

      "the Buildings"            has the meaning given to it in the Unit 2 Lease


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      "the Consents"             means all planning permissions, building
                                 regulations consents and any other consents or approvals which are necessary in order lawfully to carry out and retain the Alterations

      "the Insurers"             means the insurers of the Property

      "the Original Leases"      means the Unit l Lease and the Unit 2 Lease
                                 together

      "the Plan"                 means the plan attached to this deed

      "the Rent"                 means the yearly rent of one peppercorn

      "the Term"                 means the term of FIFTEEN years commencing on
                                 1st May 1995 together with any lawful period of holding over under statute or common law

      "Unit 1" means Unit 1, Birch Phase, Kembrey Park, Swindon, Wiltshire as described in more detail in the Unit 1 Lease

      "Unit 2" means Unit 2, Birch Phase, Kembrey Park, Swindon, Wiltshire as described in more detail in the Unit 2 Lease

      "the Unit 1 Lease"         means a lease dated 4th May 1995 of Unit 1
                                 between the Landlord (1) and the Tenant (2)

      "the Unit 2 Lease"         means a lease dated 4th May 1995 of Unit 2
                                 between the Landlord (1) and the Tenant (2)

      "the Units"                means Unit 1 and Unit 2 together


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                                WALNUT PHASE III


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1.2   The expression "the Landlord" includes where the context admits any person who for the time being owns the interest in either of the Units or the Additional Property which gives the right to possession of it or them at the end of the Unit 1 Lease, the Unit 2 Lease or the Term (as the case may be) in each case whether it runs its full course or is brought to an end early

1.3 The expression "the Tenant" includes where the context admits any person who for the time being is entitled to the Additional Property as tenant under this deed or to either of the Units under either of the Original Leases

1.4 Words importing the singular are to be considered where appropriate as including the plural and vice versa

1.5 Words importing the masculine are to be considered where appropriate as including the feminine and neuter and vice versa

1.6 Unless the context requires the expressions to be interpreted differently, references to a "clause", "sub-clause", "schedule" or "paragraph" are references to the appropriately numbered clause, sub-clause, schedule or paragraph of this deed

1.7 The headings are included for ease of reference only. They shall not be taken to affect the meaning of the provisions to which they relate

1.8 The schedules are incorporated in this deed and the Landlord and the Tenant agree to be bound by their provisions

1.9 If from time to time there is more than one person comprised in the Tenant or the Landlord then:

      1.9.1 any reference to "the Tenant" or "the Landlord" will be deemed to refer to each tenant or landlord;

      1.9.2 any obligation on the part of the Tenant or the Landlord (as the case may be) can be enforced against all of the tenants or all of the landlords (as the case


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            may be) jointly and against each individually, and

      1.9.3 any notice to be served on the Tenant or the Landlord will be validly served if served on any one or more of (as the case may be) the tenants or the landlords

1.10 As provided in sub-clause 1.1 the Term is computed from 1st May 1995. Thus references to the first year of the Term are to the year starting on 1st May 1995 and ending on 30th April 1996. References to the commencement of the Term or to subsequent years of the Term are to be interpreted accordingly


2.  RECITALS

2.1   This deed is supplemental to the Leases

2.2 The right to possession of each of the Units when the Original Leases end remains vested in the Landlord

2.3 The right to each of the Units under the Original Leases remain vested in the Tenant

2.4 The Tenant has requested the Landlord to grant a lease to it of the Additional Property on the terms set out below

2.5 Each of the Original Leases requires the Tenant to obtain the Landlord's written consent to any alterations to the Units

2.6   The Tenant wishes to carry out the Alterations


3.  DEMISE

3.1   The Landlord demises to the Tenant the Additional Property


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3.2   to hold the Additional Property to the Tenant

3.3 together with rights equivalent (except as modified in the First Schedule) to those granted by the Unit 2 Lease but

3.4 excepting and reserving to the Landlord matters equivalent (except as modified in the First Schedule) to those excepted and reserved by the Unit 2 Lease

3.5 and subject to all rights and easements (if any) belonging to or enjoyed by any adjoining or neighbouring property

3.6   for the Term

3.7 the Tenant yielding and paying to the Landlord the Rent and the Additional Rents

3.8 the Rent is payable without any deduction or set off (legal or equitable) by annual payments in advance on the first day of each year of the Term

3.9 the Additional Rents are payable on demand without any deduction or set off


4.  SAME TERMS

4.1 As to the Additional Property the demise under this deed is made upon the same terms and subject to the same covenants, provisos, conditions and other matters as are contained in the Unit 2 Lease except

      4.1.1 as to

            4.1.1.1    the property demised
            4.1.1.2    the Rent, and
            4.1.1.3    the term of years granted;

      4.1.2 as provided for in clauses 6 and 7, and

      4.1.3 as modified in the First Schedule


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4.2   This deed shall accordingly be construed and take effect as if the terms, covenants, provisos and conditions of the Unit 2 Lease were (except as mentioned in sub-clauses 4.1.1 to 4.1.3) repeated in this deed in full


5.   COVENANTS

5.1 The Tenant covenants with the Landlord to observe and perform all the covenants and conditions on its part contained in the Unit 2 Lease as modified as mentioned in clause 4

5.2 The Landlord covenants with the Tenant to observe and perform all the covenants and conditions on its part contained in the Unit 2 Lease as modified as mentioned in clause 4


6.  LICENCE

In consideration of the covenants by the Tenant contained in this deed the Landlord grants licence to the Tenant to carry out the Alterations


7.  TENANT'S FURTHER COVENANTS

The Tenant further covenants with the Landlord that the Tenant will:

7.1

      7.1.1 before starting the Alterations at the Tenant's own expense apply for and obtain the Consents

      7.1.2 supply copies of the Consents to the Landlord within seven days after the Tenant receives them


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7.2   If the Tenant starts the Alterations carry them out:

      7.2.1 in a proper and workmanlike manner;

      7.2.2 using suitable materials of good quality;

      7.2.3 within six months of the date of this deed;

      7.2.4 to the reasonable satisfaction of the Landlord's surveyor architect and engineer;

      7.2.5 strictly in accordance with the Approved Specifications (subject only to such modifications as the Landlord may first have approved in writing);

      7.2.6 in compliance with all appropriate Acts of Parliament bye-laws and regulations of all statutory authorities and the Consents, and

      7.2.7 in accordance with the requirements of the Insurers

7.3 Provide the Landlord free of charge with such further drawings, samples of materials, specifications, particulars or other information in connection with the Alterations as the Landlord may reasonably ask for;

7.4 Cause as little damage as possible to the Additional Property, the Units and the Buildings and immediately after the completion of the Alterations make good any damage caused to the satisfaction in all respects of the Landlord's surveyor architect and engineer;

7.5 Allow the Landlord or anyone on his behalf to inspect the Alterations at intervals whilst they are in progress and on completion of the Alterations;

7.6 Maintain and decorate the whole of the Alterations in accordance with the covenants contained in the Original Leases and this deed;

7.7 At the Tenant's own expense carry out such further work to the Additional Property, the Units and the Buildings as may as a result of the Alterations be necessary to comply with any requirements or regulations of:

      7.7.1 the Fire Officer;

      7.7.2 the Local Authority;

      7.7.3 any other competent authority, or


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      7.7.4 the Insurers
      such work to be carried out to the satisfaction of that authority and of the Landlord's surveyor architect and engineer;

7.8 Carry out all electrical work in accordance with the current regulations for the electrical equipment of buildings as issued by the Institute of Electrical Engineers and in compliance with the requirements of the appropriate electricity supply company;

7.9   Ensure that:

      7.9.1 all builders' materials and equipment are kept within the boundaries of the Additional Property or the Units and are removed from the Additional Property and the Units within fourteen days after the completion of the Alterations, and

      7.9.2 no rubbish or materials of any kind whatsoever are left in the roadways or on the pavements leading to the Additional Property or to the Units;

7.10  Indemnify and keep indemnified the Landlord against:

      7.10.1 any damage to:

             the Buildings;

             any neighbouring buildings,

             or any person or property;

      7.10.2 all claims, actions, costs and proceedings whatsoever and howsoever arising as a result of the Alterations or the failure to comply with the terms of this deed, and

      7.10.3 any liability for any tax whether levied on or payable by the Landlord or the Tenant because of the Alterations;

7.11 Pay the Landlord's reasonable and proper legal and other professional costs, disbursements and Value Added Tax at the appropriate rate incidental to and in connection with the preparation negotiation and completion of this deed and the Counterpart of it;

7.12 Pay the reasonable and proper fees of the Landlord's surveyor, architect and engineer


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      and any other professional adviser together with any Value Added Tax on those fees for inspecting and approving the Alterations as they proceed and on completion and for inspecting and approving the works of reinstatement to be carried out in accordance with sub-clause 7.14;

7.13 Take all reasonable steps to reduce to the minimum any noise, nuisance, annoyance or inconvenience to the immediately surrounding occupiers whilst the Alterations are in progress;

7.14

      7.14.1 At the Tenant's own expense reinstate the Additional Property and the Units during the period of three months immediately before whichever happens first of the following:

                 7.14.1.1 the expiry or sooner determination of the Term, and

                 7.14.1.2 Unit 1 and Unit 2 ceasing to be occupied by the
                          same person or body

      7.14.2 Such reinstatement shall be to the condition the Additional Property and the Units were in before the Alterations were carried out including the removal of any plant or related equipment;

      7.14.3 Carry out such works of reinstatement including making good any damage caused at that time to the satisfaction of the Landlord's surveyor architect and engineer.


8.    FURTHER PROVISIONS

8.1 Except as varied by this deed the Original Leases shall continue in full force and effect and nothing contained in this deed shall be treated as a waiver by the Landlord of any of the covenants, conditions or provisions of either of the Original Leases.

8.2 The provisions set out in the Original Leases as to forfeiture shall apply to any breach of the Tenant's covenants set out in this deed as well as to a breach of those set out in


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      either of the Original Leases themselves.

8.3 If a substantial start has not been made on the Alterations within six months from the date of this deed then the licence contained in clause 6 shall cease to have effect.

8.4 Except where the context requires it to be interpreted differently the expression "the Demised Premises" where used in either of the Original Leases shall mean the Demised Premises as modified by the Alterations.

8.5 The Tenant acknowledges that no responsibility is assumed by, or to be imputed to, the Landlord for any consequence of the carrying out of the Alterations.

8.6 This licence and any approval, consent, instruction, certification or supervision of works granted, given or carried out by or on behalf of the Landlord under this licence:

      8.6.1 are granted, given or carried out without any liability on the part of the Landlord or its surveyors, agents, consultants or employees;

      8.6.2 imply no responsibility on the part of the Landlord, its surveyors, agents, consultants or employees for any of the Alterations or their design, execution or existence;

      8.6.3 do not imply, warrant or constitute any representation that it is lawful to execute the Alterations, and

      8.6.4 do not limit or discharge any of the obligations of the Tenant under this licence.

8.7 The alterations and additions comprised in the Alterations are not improvements for the purposes of the Landlord and Tenant Act 1927 Part 1 and are carried out by the Tenant to suit its own personal requirements. Neither the Tenant nor any other person shall be entitled to compensation in respect of such alterations and additions at the expiry or sooner determination of the Term or at any other time.

8.8 The alterations and additions comprised in the Alterations shall be disregarded for the purposes of rent review in accordance with sub-clause
      1.1 of and the Fourth Schedule to each of the Original Leases


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8.9   The Landlord is not responsible for insuring any part of the Alterations


9.  STAMP DUTY CERTIFICATE

The parties to this lease certify that there is no agreement for lease to which this deed gives effect


   IN WITNESS whereof this deed has been duly delivered the day and year first before written


                              THE FIRST SCHEDULE

      Modifications to the Unit 2 Lease for the purposes of this demise

For the purposes of this deed only:

A. References in the Unit 2 Lease to "the Demised Premises" shall be treated for the purposes of this lease as references to the Additional Property

B. The following sub-clauses of the Unit 2 Lease shall not be treated as applying to this deed:

                  2.1.1
                  2.1.6
                  2.4
                  3.8
                  3.18.2, .3 and .4
                  4.2
                  4.3
                  5.1
                  5.2.1
                  5.3 and
                  Schedules 1 to 4 inclusive

C. Sub-clause 3.10 of the Unit 2 Lease shall be treated as having been deleted and replaced by the following sub-clause:


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      3.10   Alterations

             The Tenant will

             3.10.1 not make any addition or alteration whatsoever to the Demised Premises

             3.10.2  not erect any structure on the Demised Premises

             3.10.3 not without the prior consent of the Landlord which shall not be unreasonably withheld or delayed instal any equipment on the Demised Premises

             3.10.4 on receiving a written request from the Landlord immediately pull down and remove any erection, alteration or addition erected or made in breach of sub-clauses 3.10.1 to 3.10.3 and make good any damage caused thereby BUT so that this sub-clause 3.10.4 shall not in any way restrict or cancel any other remedy which the Landlord may have____

D. Sub-clause 3.12 of the Unit 2 Lease shall be treated as having been deleted and replaced by the following sub-clause:

      3.12   Alienation:

             3.12.1 The Tenant will not assign or underlet, or part with or share possession or occupation of, or grant to anyone else any right over or interest in, any part or parts (as opposed to the whole) of the Additional Property

             3.12.2 The Tenant will not assign, underlet, or part with or share possession or occupation of, or grant to anyone else any right over or interest in, the whole of the Additional Property except by an assignment or underletting which takes place in conjunction with and to the same person as a permitted assignment or underletting of Unit 2 in accordance with the Unit 2 Lease

E. Sub-clause 3.14 of the Unit 2 Lease shall be treated as having been deleted and replaced by the following sub-clause:

      3.14   Use

             The Tenant will not use the Additional Property other than as the site for a closed collecting container for waste paper trimmings as indicated on drawing Q948-1 attached to this deed and to be used solely in connection with the waste


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             paper collection and compacting equipment within the Units



                               THE SECOND SCHEDULE

                                "the Alterations"

1.    Installation of a waste extraction system

2.    Installation of a heat extraction system



                               THE THIRD SCHEDULE

                          "the Approved Specifications"

Letter from Tinsley Robor to Sun Alliance dated 22 March 1995

Letter from Impact to James Upton (undated)

Note from Tony Parnell to Tony Ryan dated 21 April 1995

Note from Tony Ryan of Mercury to Mark Whitehead (undated)

Letter from Sun Alliance to James Upton dated 21 April 1995

Letter from James Upton to Sun Alliance dated 26 July 1995

Drawing no. Q948/1 prepared by Impact

Memo from Hennion to Sun Alliance dated 26 June 1995 with 3 attached sketches


THE COMMON SEAL of SUN ALLIANCE        )
AND LONDON ASSURANCE COMPANY           )
LIMITED was hereunto affixed in the    )
presence of:-                          )

                                 Authorised Signatory  [ILLEGIBLE]

                                 Authorised Signatory  [ILLEGIBLE]


                                                                       [GRAPHIC]

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                                   (   THE COMMON SEAL of TINSLEY ROBOR
                                   (   PLC was hereunto affixed in the
                                   (   presence of:-

                                    Director


                                    Secretary


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